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                                       SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                                  SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

 [X] Preliminary Proxy Statement
 [ ] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14-6(e)(2))
                                XYVISION, INC.
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               (Name of Registrant as Specified in Its Charter
                                XYVISION, INC.
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                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
 [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 [ ] Fee computed on table below per Exchange Act Rules 14-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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 [ ] Fee paid previously with preliminary materials.
 [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the pervious filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
$426.31(Payments made on 1/5/96 and 5/9/96) - $250.00(10K filing on 6/28/96)
= $176.31
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2) Form, Schedule or Registration Statement No.:
S-8 Filing not yet filed.
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3) Filing Party:
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4) Date Filed:
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